UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2008

ICU MEDICAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19974	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 366-2183
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Francis J. O’Brien will retire from the positions of Chief Financial Officer and Treasurer as of March 31, 2008.

Scott Lamb, 45, is appointed Chief Financial Officer and Treasurer effective upon Mr. O’Brien’s retirement and will serve as the Registrant’s principal financial officer and principal accounting officer.  Mr. Lamb has been Controller since April 2003, and before that had been Senior Director of Finance and Corporate Controller for Vitalcom Inc, a manufacturer of enterprise-wide wireless patient mentoring systems, since June 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2008

                                                           ICU MEDICAL, INC.

                                                           /s/ Francis J. O’Brien
                                                           Francis J. O'Brien
                                                           Secretary, Treasurer and
                                                           Chief Financial Officer